UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2025

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01.  Other Events.

On February 13, 2025 (the Grant Date), the Compensation, Performance Management and Culture Committee of the Citigroup Inc. (Citi) Board of Directors (the Compensation Committee) approved incentive compensation awards for 2024 performance to Citi’s Chief Executive Officer (CEO), Jane Fraser.

The Compensation Committee’s 2024 incentive compensation determination reflects its belief that Ms. Fraser’s strategic and other priorities are sound and that she is executing on them promptly and thoughtfully, with an eye towards enhanced safety and soundness, improved returns and laying the foundation for long-term sustainable growth. These priorities include executing on Citi’s risk and control transformation; aligning Citi’s organizational structure to its business strategy and increasing accountability, transparency and focus of execution for Citi’s businesses; and exiting or winding down Citi’s remaining international consumer markets to simplify the business.

Citi’s compensation process starts with goal setting at the beginning of the year in which the Compensation Committee approves scorecards for Ms. Fraser and Citi’s other executive officers. The scorecards include both individual and corporate metrics and drive performance assessments across Financial, Risk and Control, Client and Franchise, and Leadership performance pillars. Year-end performance assessments occur in conjunction with market benchmarking versus peers, which lead to the Compensation Committee determinations on total incentive values.

The following factors were elements of the Compensation Committee’s 2024 compensation determination for Ms. Fraser:

●	As Citi’s CEO, Ms. Fraser has:
o	Led Citi to achieve 2024 results evidencing that the strategy to focus on five interconnected businesses and to exit 14 international consumer markets, which we laid out at our Investor Day three years ago, is delivering stronger financial performance, including, in addition to the financial performance summarized below, the following:
■	Provided greater transparency into the core businesses’ financial performance, including the completion of Citi’s first Investor Day since 2022.
■	Accelerated investments in the businesses in order to modernize our infrastructure, automate processes and enhance data and analytics.
■	Attracted external talent in key strategic areas, such as our Banking and Wealth businesses and our technology function, to enhance performance and returns.
■	Flattened the management model, thereby eliminating layers and regional structures and enhancing the leadership accountability in each of our five interconnected businesses.
■

Separated our consumer, small and middle market businesses in Mexico (Banamex) from our Markets, Banking, Wealth and Services businesses, in furtherance of our journey to IPO Banamex; on track to complete the wind-downs of Citi’s consumer businesses in China and Korea and our overall presence in Russia; commenced the sales process for our consumer business in Poland.

■	Increased year-over-year revenues in each of Citi’s five businesses – Markets, Banking, Wealth, U.S. Personal Banking (USPB) and Services – including record revenues in Services, Wealth and USPB.
■	Generated positive operating leverage for the full year for the firm, as well as for each of the five businesses.
o	Continued to execute on remediation of issues identified in the Consent Orders issued in 2020 by the Federal Reserve Board (FRB) and the Office of the Comptroller of the Currency, recognizing that there is substantial work to be done.

■

Notably, in regard to the work to be done, in 2024, the FRB and OCC entered into Civil Money Penalty Consent Orders with Citi in the amount of approximately $61 million and $75 million, respectively, related to the 2020 Consent Orders, as well as an amendment to the OCC’s 2020 Consent Order.

o	Closed the 2013 Consent Order with the FRB related to anti-money laundering and Bank Secrecy Act deficiencies.
●	Citi’s overall 2024 financial performance, including:
o	Full year revenues of $81.1 billion, up 3% from 2023.
o	Net income for the full year of $12.7 billion, up 37% from 2023.
o	Full year diluted earnings per share of $5.94, up 47% from 2023.
o	The return of $6.7 billion in capital to Citi’s common shareholders, and a Common Equity Tier 1 Capital (CET1) ratio of 13.6% under the Basel III Standardized Approach.
●	Citi’s absolute and relative total shareholder returns during 2024, including the various elements of Citi’s executive compensation program that tie compensation to total shareholder returns.
●	Competitive market levels of pay for CEOs of peer institutions.

For 2024, the Compensation Committee determined that Ms. Fraser’s direct compensation is $34.5 million, consisting of a flat base salary of $1.5 million and a total incentive award of $33 million as indicated in the following table.

CEO Compensation for 2024
Element	Form	Amount
Base Salary	Cash	$1.5 million
Cash Incentive	Cash (15% of total incentive award)	$4.95 million
Deferred Incentive	Deferred Stock (35% of total incentive award) Vests ratably over 4 years subject to performance conditions	$11.55 million
	Performance Share Units (PSUs) (50% of total incentive award) Vests based on equally weighted tangible book value per share over 3 years and weighted average return on tangible common equity	$16.5 million
Total		$34.5 million

Consistent with prior years, the number of shares of deferred stock granted for 2024 was determined by dividing the nominal amount awarded in deferred stock by the average of the closing prices of Citi common stock on the five business days immediately preceding the Grant Date ($81.432). The target number of PSUs was also determined by dividing the nominal amount awarded as PSUs by the same five-day average price.

Additional information regarding Citi’s incentive compensation programs, including an explanation of the material elements of the compensation for 2024 awarded to Ms. Fraser and the other named executive officers, will be presented in Citi’s 2025 Proxy Statement for the Annual Meeting of Stockholders, which is expected to be filed with the U.S. Securities and Exchange Commission in March 2025.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

101	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: February 18, 2025
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
Chief Legal Officer and Corporate Secretary